Exhibit 99.2

DCP MIDSTREAM PARTNERS, LP UNAUDITED

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

References to we, us or our, refer to DCP Midstream Partners, LP and its consolidated subsidiaries. On April 1, 2009, we completed our previously announced acquisition from DCP Midstream, LLC, and two of its wholly-owned subsidiaries, of an additional 25.1% limited liability company interest in DCP East Texas Holdings, LLC, or East Texas, and a fixed price natural gas liquids, or NGL, derivative by NGL component for the period of April 2009 to March 2010, or the NGL Hedge, in exchange for 3,500,000 Class D Units. This transaction is subject to customary closing adjustments. The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition of the additional 25.1% interest in East Texas. The unaudited pro forma condensed consolidated financial statements as of December 31, 2008 and for the years ended December 31, 2008, 2007 and 2006, have been prepared based on certain pro forma adjustments to our historical consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on March 5, 2009, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained therein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2008 has been prepared as if this transaction had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006, have been prepared as if this transaction had occurred on January 1, 2006. Since the NGL Hedge is for the periods subsequent to the dates of the unaudited pro forma condensed consolidated financial statements, there are no pro forma adjustments related to the NGL Hedge. Since this is a transaction between entities under common control, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if we had owned our additional interest in East Texas during the periods presented.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2008

(Millions)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove East Texas 25% Investment	Pro Forma Adjustments - Add 100% of East Texas	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
ASSETS
Current assets:
Cash and cash equivalents	$48.0	$—	$13.9	$—		$61.9
Accounts receivable	80.4	—	35.9	—		116.3
Other	36.8	—	0.4	—		37.2

Total current assets	165.2	—	50.2	—		215.4
Restricted investments	60.2	—	—	—		60.2
Property, plant and equipment, net	629.3	—	253.4	—		882.7
Goodwill and intangible assets, net	136.5	—	—	—		136.5
Equity method investments	175.4	(63.9)	—	—		111.5
Other non-current assets	13.4	—	—	—		13.4

Total assets	$1,180.0	$(63.9)	$303.6	$—		$1,419.7

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Accounts payable	$78.4	$—	$29.1	$—		$107.5
Other	46.4	—	9.3	—		55.7

Total current liabilities	124.8	—	38.4	—		163.2
Long-term debt	656.5	—	—	—		656.5
Other long-term liabilities	34.9	—	2.3	—		37.2

Total liabilities	816.2	—	40.7	—		856.9

Non-controlling interests	34.7	—	—	133.0	(c)	167.7
Commitments and contingent liabilities
Partners’ equity:
Partners’ equity	—	—	262.9	(262.9	)(d)	—
Common unitholders	429.0	(63.9)	—	63.9	(d)	429.0
Class D unitholders	—	—	—	49.7	(d)	66.0
				16.3	(d)
Subordinated unitholders	(54.6)	—	—	—		(54.6)
General partner interest	(4.8)	—	—	—		(4.8)
Accumulated other comprehensive loss	(40.5)	—	—	—		(40.5)

Total partners’ equity	329.1	(63.9)	262.9	(133.0)		395.1

Total liabilities and partners’ equity	$1,180.0	$(63.9)	$303.6	$—		$1,419.7

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove East Texas 25% Investment	Pro Forma Adjustments - Add 100% of East Texas	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$1,285.8	$—	$544.8	$—		$1,830.6

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,061.2	—	419.8	—		1,481.0
Operating and maintenance expense	43.0	—	34.5	—		77.5
Depreciation and amortization expense	36.5	—	16.7	—		53.2
General and administrative expense	24.0	—	9.2	—		33.2
Other	(1.5)	—	—	—		(1.5)

Total operating costs and expenses	1,163.2	—	480.2	—		1,643.4

Operating income	122.6	—	64.6	—		187.2
Interest income	5.6	—	0.4	—		6.0
Interest expense	(32.8)	—	—	—		(32.8)
Earnings from equity method investments	34.3	(16.1)	—	—		18.2
Non-controlling interest in income	(3.9)	—	—	(32.2	)(c)	(36.1)

Income before income taxes	125.8	(16.1)	65.0	(32.2)		142.5
Income tax expense	(0.1)	—	(0.5)	—		(0.6)

Net income	$125.7	$(16.1)	$64.5	$(32.2)		$141.9
Less:
General partner interest in net income	(11.9)					(13.2)

Net income allocable to limited partners	$113.8					$128.7

Net income per limited partner unit — basic and diluted	$3.25					$3.26

Weighted-average limited partner units outstanding — basic and diluted	27.4			3.5	(d)	30.9

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove East Texas 25% Investment	Pro Forma Adjustments - Add 100% of East Texas	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$873.3	$—	$472.9	$—		$1,346.2

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	826.7	—	358.9	—		1,185.6
Operating and maintenance expense	32.1	—	27.2	—		59.3
Depreciation and amortization expense	24.4	—	15.8	—		40.2
General and administrative expense	24.1	—	12.1	—		36.2

Total operating costs and expenses	907.3	—	414.0	—		1,321.3

Operating (loss) income	(34.0)	—	58.9	—		24.9
Interest income	5.3	—	0.3	—		5.6
Interest expense	(25.8)	—	—	—		(25.8)
Earnings from equity method investments	39.3	(14.6)	—	—		24.7
Non-controlling interest in income	(0.5)	—	—	(29.2	)(c)	(29.7)

(Loss) income before income taxes	(15.7)	(14.6)	59.2	(29.2)		(0.3)
Income tax expense	(0.1)	—	(0.7)	—		(0.8)

Net (loss) income	$(15.8)	$(14.6)	$58.5	$(29.2)		$(1.1)
Less:
Net (income) loss attributable to predecessor operations	(3.6)	4.7				1.1
General partner interest in net income	(2.2)					(2.8)

Net loss allocable to limited partners	$(21.6)					$(2.8)

Net loss per limited partner unit — basic and diluted	$(1.05)					$(0.12)

Weighted-average limited partner units outstanding — basic and diluted	20.5			3.5	(d)	24.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

(Millions, except per unit amounts)

	DCP Midstream Partners, LP	Pro Forma Adjustments - Remove East Texas 25% Investment	Pro Forma Adjustments - Add 100% of East Texas	Pro Forma Adjustments - Consolidation		DCP Midstream Partners, LP Pro Forma
		(a)	(b)
Total operating revenues	$795.8	$—	$485.4	$—		$1,281.2

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	700.4	—	385.3	—		1,085.7
Operating and maintenance expense	23.7	—	24.4	—		48.1
Depreciation and amortization expense	12.8	—	14.6	—		27.4
General and administrative expense	21.0	—	11.5	—		32.5

Total operating costs and expenses	757.9	—	435.8	—		1,193.7

Operating income	37.9	—	49.6	—		87.5
Interest income	6.3	—	—	—		6.3
Interest expense	(11.5)	—	—	—		(11.5)
Earnings from equity method investments	29.2	(12.0)	—	—		17.2
Non-controlling interest in income	—	—	—	(23.9	)(c)	(23.9)

Income before income taxes	61.9	(12.0)	49.6	(23.9)		75.6
Income tax expense	—	—	(1.8)	—		(1.8)

Net income	$61.9	$(12.0)	$47.8	$(23.9)		$73.8
Less:
Net income attributable to predecessor operations	(26.6)	12.0				(14.6)
General partner interest in net income	(0.7)					(1.0)

Net income allocable to limited partners	$34.6					$58.2

Net income per limited partner unit — basic and diluted	$1.90					$2.35

Weighted-average limited partner units outstanding — basic and diluted	17.5			3.5	(d)	21.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO DCP MIDSTREAM PARTNERS, LP UNAUDITED

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

Unless the context clearly indicates otherwise, references in this report to “we,” “our,” “us” or like terms refer to DCP Midstream Partners, LP. The historical financial information is derived from our historical consolidated financial statements, and the historical consolidated financial statements of DCP East Texas Holdings, LLC, or East Texas. The pro forma adjustments have been prepared as if we acquired the additional 25.1% interest in East Texas on December 31, 2008 for the condensed consolidated balance sheet, and on January 1, 2006, for the condensed consolidated statements of operations. We owned a 25.0% interest in East Texas prior to this transaction, which was accounted for under the equity method of accounting. Subsequent to this transaction, we own a 50.1% interest in East Texas, and will account for East Texas as a consolidated subsidiary. Since this is a transaction between entities under common control, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.

The unaudited pro forma condensed consolidated financial statements reflect the following transactions:

•	the acquisition of an additional 25.1% interest in East Texas; and

•	the issuance of 3,231,750 Class D units to DCP Midstream, LLC, or Midstream, and 268,250 Class D units to our general partner, representing limited partner interests in DCP Midstream Partners, LP.

We also acquired a fixed-price natural gas liquids, or NGL, derivative by NGL component for the period of April 2009 to March 2010, or the NGL Hedge, valued at a $4.6 million net asset position as of April 1, 2009. Since the NGL Hedge is for periods subsequent to the dates of the unaudited pro forma condensed consolidated financial statements, there are no pro forma adjustments related to the NGL Hedge.

This transaction is subject to customary closing adjustments.

Note 2. Pro Forma Adjustments and Assumptions

(a)	Reflects adjustments to eliminate the equity earnings previously recognized for our 25.0% limited liability company interest in East Texas.

(b)	Reflects adjustments to include 100% of East Texas.

(c)	Reflects adjustments to recognize 49.9% non-controlling interests in East Texas, calculated as follows:

December 31, 2008
(Millions)
East Texas partners’ equity	$262.9

Non-controlling interests at 49.9%	131.2
Capital contributions made solely by Midstream	1.8

Non-controlling interests	$133.0

	Year Ended December 31,
	2008	2007	2006
	(Millions)
East Texas net income	$64.5	$58.5	$47.8

Non-controlling interests at 49.9%	$32.2	$29.2	$23.9

(d)	Reflects the acquisition from Midstream of an additional 25.1% interest in East Texas along with the related distribution to Midstream of the aggregate consideration of 3,500,000 Class D units. Following the acquisition of the additional 25.1% interest, we will consolidate our 50.1% interest. Therefore, the pro forma adjustments also reflect the elimination of East Texas’ partners’ equity of $262.9 million to consolidate East Texas. This acquisition will be recorded at historical cost as it is considered a transaction between entities under common control. The consideration was allocated as follows, subject to customary closing adjustments:

(Millions)
Aggregate consideration — Class D units	$49.7
Historical cost of the additional 25.1% interest in East Texas	(66.0)

Adjustment to partners’ equity for deficit consideration	$(16.3)

The adjustment to partners’ equity was allocated to the Class D unitholders. The $49.7 million value of the 3,500,000 Class D units above was based on the closing price of Partners’ common units on April 1, 2009, which was $14.20 per unit.

Note 3. Pro Forma Net Income or Loss Per Limited Partner Unit

Our net income or net loss is allocated to the general partner and the limited partners, including the holders of the subordinated units, in accordance with their respective ownership percentages, after giving effect to income or loss allocated to predecessor operations and incentive distributions paid to the general partner.

Securities that meet the definition of a participating security are required to be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.

These required disclosures do not impact our overall net income or loss or other financial results; however, in periods in which aggregate net income exceeds certain distribution levels, it will have the impact of reducing net income per limited partner unit, or LPU. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of the general partner, even though we make distributions on the basis of Available Cash, as defined, and not earnings. In periods in which our aggregate net income per unit does not exceed certain distribution levels, there is no impact on our calculation of earnings per LPU. During the years ended December 31, 2008 and 2006, our pro forma aggregate net income per unit exceeded certain distribution levels, and as a result we allocated $28.1 million and $8.9 million, respectively, in additional earnings to the general partner. In the year ended December 31, 2007, our pro forma net income per unit did not exceed certain distribution levels, and as a result, no additional earnings were allocated to the general partner.

Pro forma basic and diluted net income or loss per LPU is calculated by dividing limited partners’ interest in pro forma net income less pro forma general partner incentive distributions as described above, by the pro forma weighted average number of outstanding LPUs during the period, assuming the 3,500,000 Class D units issued in connection with this transaction were outstanding since January 1, 2006.

The following table illustrates our calculation of pro forma net income or loss per LPU:

	Year Ended December 31,
	2008	2007	2006
	(Millions, except per unit amounts)
Pro forma net income (loss)	$141.9	$(1.1)	$73.8
Less: net loss (income) attributable to predecessor operations	—	1.1	(14.6)

Pro forma net income (loss) attributable to partnership	141.9	—	59.2
Less: general partner interest in net income	(13.2)	(2.8)	(1.0)

Pro forma limited partners’ interest in net income (loss)	128.7	(2.8)	58.2
Less: additional earnings allocated to general partner	(28.1)	—	(8.9)

Pro forma net income (loss) available to limited partners	$100.6	$(2.8)	$49.3

Pro forma net income (loss) per LPU — basic and diluted	$3.26	$(0.12)	$2.35